Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Defined terms included below that are not otherwise defined in Exhibit 99.2 to this Amendment No. 1 on Form 8-K/A (“Amendment No. 1”), which amends the Current Report on Form 8-K filed by Adaptin Bio, Inc. (formerly Unite Acquisition 1 Corp.) on February 18, 2025 (the “Original Report”), have the same meaning as terms defined and included in Amendment No. 1 and the Original Report.

Unless the context requires otherwise, references to “Private Adaptin” in this Exhibit 99.2 are to the business and operations of Adaptin Bio, Inc. prior to the Merger, references to “Unite Acquisition” in this Exhibit 99.2 are to the public company shell, Unite Acquisition 1 Corp. prior to the Merger, references to “Merger Sub” refer to Adaptin Acquisition Co., a wholly owned subsidiary of Unite Acquisition, prior to the Merger, and references to “Adaptin Bio”, “we,” “us,” “our” and the “Company” in this Exhibit 99.2 are to the combined and renamed public company following the consummation of the Merger.

Introduction

The following pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X, as amended by the final rule, Release No. 33-10786, “Amendments to the Financial Disclosures about Acquired and Disposed Businesses.” The pro forma combined financial information presents the pro forma effects of the Merger, the initial closing of the Offering, the final closing of the Offering, and the related material transactions that have occurred, or are probable of occurring, subsequent to the latest balance sheet date that are material to investors. The Merger, the initial closing of the Offering and the related transactions, as further described elsewhere in the pro forma financial information, were completed on February 11, 2025 (the “Closing”). The final closing of the Offering was completed on March 31, 2025 (together with the Closing, the “Closings”).

Unite Acquisition was a blank check company incorporated in Delaware in 2022. The business purpose of Unite Acquisition was to seek the acquisition of, or merger with, an existing company. Since inception, Unite Acquisition has been engaged in organizational efforts and obtaining initial financing. Unite Acquisition was formed as a vehicle to pursue a business combination.

Private Adaptin was incorporated in Delaware in 2021 and is a biopharmaceutical company pioneering a transformational approach to enhance the transfer of therapeutics into the brain, facilitating the treatment of brain cancers and other unmet medical conditions. Private Adaptin’s proprietary technology harnesses the human immune system’s ability to target, recognize, destroy or deliver therapeutics to specific cells, including cancer cells. Its mission is to be the global leader and pioneer of this new treatment paradigm, integrating recombinant technology, gene therapy and cell therapy to address the challenges of targeting and delivering effective therapies, including to the brain for cancer and other central nervous system (“CNS”) indications.

Bridge Financings

Private Adaptin raised bridge financing through the offer and sale (a) in 2023 of $500,000 principal amount of its 10% Secured Promissory Notes (the “2023 Bridge Notes”) (including an obligation to issue five-year warrants to purchase shares of its common stock) and (b) in 2024 of $1,000,000 principal amount of its 10% Secured Subordinated Convertible Promissory Notes (the “2024 Bridge Notes”), which in each case were sold to a limited number of accredited investors pursuant to Regulation D under the Securities Act. During December 2024, the 2023 Bridge Notes were exchanged for $500,000 principal amount of the Company’s 10% Secured Convertible Promissory Notes (the “Exchange Notes”). In connection with the note exchange, the holders of the 2023 Bridge Notes were issued five-year warrants to purchase Private Adaptin or its parent company’s common stock (the “Exchange Warrants”). The Exchange Notes and the 2024 Bridge Notes are referred to herein as the “Bridge Notes.”

At the initial closing of the Offering (as more fully described below), the $1,500,000 aggregate principal amount of outstanding Bridge Notes, plus accrued interest thereon, automatically converted into shares of Company common stock, par value $0.0001 per share (“Common Stock”), at a conversion price of $3.30 per share, or 495,417 shares of Common Stock (the “Note Conversion Shares”) (as a result of the accrued interest being computed as of December 31, 2024 for the purposes of the pro forma financial statements, the number of Note Conversion Shares used for the pro forma financial statements is less than the actual number of Note Conversion Shares issued at Closing, which includes accrued interest computed through the date of the Closing), and the holders of the 2023 Bridge Notes were issued, pursuant to existing agreements, warrants to purchase up to 132,570 shares of our Common Stock at an exercise price of either $3.30 or $4.40 per share and with a term of five years, as described above (the “Pre-Merger Warrants”).

Merger Agreement

On February 11, 2025, Unite Acquisition entered into the Merger Agreement with Merger Sub and Private Adaptin, pursuant to which Merger Sub merged with and into Private Adaptin, with Private Adaptin continuing as the surviving corporation and as our wholly owned subsidiary.

Pursuant to the Merger Agreement, all of the outstanding capital stock of Private Adaptin was cancelled in exchange for shares of Common Stock, and all of the outstanding Private Adaptin warrants were assumed by the Company with appropriate adjustments to the per share exercise or conversion price thereof, and otherwise on their original terms and conditions. The total number of shares of Common Stock issued to Pre-Merger stockholders of Private Adaptin was 3,249,999 shares. As a result of the Merger, we acquired the business of Private Adaptin and will continue its business operations as a public reporting company.

Prior to the initial closing of the Offering (as more fully described below), Unite Acquisition’s board of directors adopted an equity incentive plan reserving a number of shares of Common Stock equal to 15% of the shares to be outstanding after completion of the Merger and the final closing of the Offering, on a fully diluted basis (assuming exercise or conversion of all then-outstanding Common Stock equivalents), for the future issuance, at the discretion of the board of directors, of options and other incentive awards to officers, key employees, consultants and directors of the Company and its subsidiaries.

The sole holder of Common Stock of Unite Acquisition prior to the Merger, Lucius Partners, retained 3,250,000 shares of Common Stock after the Merger, following cancellation of 1,750,000 shares of Common Stock. The Merger Agreement contained customary representations and warranties and pre- and post-closing covenants of each party and customary closing conditions.

As a condition to the Merger, we entered into a Pre-Merger indemnity agreement with Unite Acquisition’s sole officer and director, Nathan P. Pereira, pursuant to which the Company agreed to indemnify Mr. Pereira for actions taken by him in his official capacity relating to the consideration, approval and consummation of the Merger and certain related transactions.

The Offering

Immediately following the effective time of the Merger, we issued, in the initial closing of the Offering, 1,080,814 Units, for an aggregate purchase price of $4,755,581, at a purchase price of $4.40 per Unit, with each Unit consisting of (i) one share of Common Stock, (ii) a warrant representing the right to purchase one share of Common Stock, exercisable from issuance until one year after the final Closing of the Offering at an exercise price of $4.40 per share (the “A Warrant”), and (iii) a warrant, representing the right to purchase one-half of a share of Common Stock, exercisable from issuance until five years after the final Closing of the Offering at an exercise price of $6.60 per whole share (the “B Warrant,” and together with the A Warrant, the “Warrants”) (such shares of Common Stock issuable upon the exercise of the Warrants, the “Warrant Shares”). The private placement offering is referred to herein as the “Offering.”

The offering period commenced on January 8, 2025 and continued until March 31, 2025 (the “Offering Period”). The final day of the Offering Period is referred to as the “Termination Date”. The initial closing of the Offering occurred immediately following the closing of the Merger. The Company and Laidlaw & Company (UK) Ltd. (the “Placement Agent”) conducted a final closing of the Offering and issued an additional 319,528 Units, for an aggregate purchase price of $1,405,923, at a purchase price of $4.40 per Unit, which was completed on the Termination Date.

In connection with the Offering, the Placement Agent (a) was paid at each closing from the Offering proceeds a total cash commission of 10.0% of the aggregate gross purchase price paid by purchasers in the Offering at that closing (the “Cash Fee”), (b) was paid at each closing from the Offering proceeds a total non-allocable expense allowance equal to 2.0% of the aggregate gross purchase price paid by purchasers in the Offering at that Closing (the “Expense Allowance”), and (c) will receive (and/or its designees will receive) warrants to purchase a total number of shares of Common Stock equal to 10.0% of the sum of (i) the number of shares of Common Stock included in the Units sold in the Offering at that closing and (ii) the number of shares of Common Stock issuable upon exercise of the Warrants included in the Units sold in the Offering at that closing, with a term expiring seven years after the final closing date and an exercise price of $4.40 per share (the “Placement Agent Warrants”). Any sub-agent of the Placement Agent that introduces investors to the Offering will be entitled to share in the Cash Fee, Expense Allowance and Placement Agent Warrants attributable to those investors pursuant to the terms of an executed sub-agent agreement with such Placement Agent. The Company has agreed to pay certain other expenses of the Placement Agent, including the fees and expenses of its counsel, in connection with the Offering. Subject to certain customary exceptions, we will also indemnify the Placement Agent to the fullest extent permitted by law against certain liabilities that may be incurred in connection with the Offering, including certain civil liabilities under the Securities Act, and, where such indemnification is not available, to contribute to the payments the Placement Agent and its sub-agents may be required to make in respect of such liabilities.

Accounting for the Merger

The Merger is expected to be accounted for as a reverse recapitalization in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Under this method of accounting, Unite Acquisition, which is the legal acquirer, is treated as the “acquired” company for financial reporting purposes and Private Adaptin is treated as the accounting acquirer. This determination was primarily due to Unite Acquisition being determined to be a shell company in that it did not meet the GAAP definition of a business, did not have more than nominal assets, and does not have more than nominal operations at the time of the merger. Accordingly, for accounting purposes, the Merger will be treated as the equivalent of a capital transaction in which Private Adaptin is issuing stock for the net assets of Unite Acquisition. The net assets of Unite Acquisition will be stated at historical cost, with no goodwill or other intangible assets recorded.

Basis for Pro Forma Presentation

The following pro forma combined financial information has been prepared in accordance with Article 11 of Regulation S-X, as amended by the final rule, Release No. 33-10786, “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 replaces the existing pro forma adjustment criteria with simplified requirements to depict the accounting for the Merger, Offering, and related transactions (“Transaction Accounting Adjustments”) and are permitted to present the reasonably estimable synergies and other transaction effects that have occurred or reasonably expected to occur (“Management’s Adjustments”). Management of the Company has elected not to present Management’s Adjustments and has only presented Transaction Accounting Adjustments in the pro forma combined financial statements.

The pro forma combined financial statements are provided for informational purposes as required by Form 8-K and do not purport to represent what the results of operations or financial position of the Company would actually have been had the Merger and Offering occurred on the dates noted above, or to project the results of operations or financial position of the Company for any future periods. In the opinion of management, all necessary adjustments to the pro forma combined financial statements have been made.

The following pro forma combined balance sheet as of December 31, 2024 combines the historical balance sheet of Unite Acquisition as of December 31, 2024 with the historical balance sheet of Private Adaptin as of December 31, 2024 giving further effect to the Transaction Accounting Adjustments, as if they had been consummated as of December 31, 2024.

The following pro forma combined statements of operations for the year ended December 31, 2024 combine the historical statement of operations of Unite Acquisition for the year ended December 31, 2024 and the historical statements of operations of Private Adaptin for the year ended December 31, 2024, giving effect to the Pro Forma Adjustments as if they had been consummated on January 1, 2024, the beginning of the earliest period presented.

Assumptions underlying the Transaction Accounting Adjustments are described in the accompanying notes, which should be read in conjunction with the pro forma combined financial statements. The Transaction Accounting Adjustments and other adjustments are based on available information and assumptions that the Company’s management believes are reasonable. Such adjustments are estimates and actual experience may differ from expectations.

The financial statements of Private Adaptin and Unite Acquisition were prepared in accordance with GAAP.

The pro forma combined financial information has been derived from, and should be read in conjunction with:

●	Unite Acquisition’s audited financial statements included in its Annual Report on Form 10-K for the annual period ended December 31, 2024, filed with the Securities and Exchange Commission (“SEC”) on April 15, 2025 (“Unite Form 10-K”);

●	Private Adaptin’s audited financial statements for the year ended December 31, 2024, that are included as Exhibit 99.1 in this Amendment No. 1.

ADAPTIN BIO, INC.
Unaudited Pro Forma Condensed Combined Balance Sheet
As of December 31, 2024

	Historical		Transaction		Pro Forma
	Private Adaptin	Unite Acquisition	Accounting Adjustments	Notes	Combined Total
	Note A	Note B	Note C

ASSETS
CURRENT ASSETS:
Cash	$34,085	$12,619	$4,342,088	(a), (e), (f)	$4,388,792
Prepaid insurance	11,454	-	-		11,454
Total Current Assets	45,539	12,619	4,342,088		4,400,246
Deferred financing costs	193,876	-	(193,876)	(f)	-
Total Assets	$239,415	$12,619	$4,148,212		$4,400,246

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIENCY)
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$2,410,991	$5,890	$241,751	(d)	$2,658,632
Note payable	-	275,000	(275,000)	(f)	-
Convertible notes payable, net	1,248,708	-	(1,248,708)	(b)	-
Derivative liability	544,957	-	(544,957)	(b)	-
Accrued interest	134,875	5,786	(140,661)	(b), (f)	-
Total Current Liabilities	4,339,531	286,676	(1,967,575)		2,658,632
Total Liabilities	4,339,531	286,676	(1,967,575)		2,658,632

STOCKHOLDERS’ EQUITY (DEFICIENCY)
Common stock	$1	$500	$339	(a), (b), (c)	$840
Additional paid-in capital	24,115	-	5,818,901	(a), (b), (c), (e), (f)	5,843,016
Accumulated deficit	(4,124,232)	(274,557)	296,547	(b), (c), (d)	(4,102,242)
Total Stockholders’ Equity (Deficiency)	(4,100,116)	(274,057)	6,115,787		1,741,614
Total Liabilities and Stockholders’ Equity (Deficiency)	$239,415	$12,619	$4,148,212		$4,400,246

See accompanying notes to the unaudited pro forma condensed combined financial statements

ADAPTIN BIO, INC.
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2024

	Historical		Transaction		Pro Forma
	Private Adaptin	Unite Acquisition	Accounting Adjustments	Notes	Combined Total
	Note A	Note B	Note C

Operating Expenses
Research and development	$1,824,591	$-	$-		$1,824,591
General and administrative	745,294	155,374	241,751	(a)	1,142,419
Total operating expenses	2,569,885	155,374	241,751		2,967,010

Loss from operations	(2,569,885)	(155,374)	(241,751)		(2,967,010)
Other expense (income):
Interest expense	341,048	5,786	(346,834)	(a), (c)	-
Change in fair value of derivative liability	17,087	-	(17,087)	(c)	-
Loss (gain) on extinguishment	194,537	-	(458,278)	(b), (c)	(263,741)
Total other expense (income)	552,672	5,786	(822,199)		(263,741)
Net loss	$(3,122,557)	$(161,160)	$580,448		$(2,703,269)

Net loss per common share - basic and diluted	$(2,074.79)	$(0.03)			$(0.32)
Weighted average number of common shares outstanding - basic and diluted	1,505	5,000,000	3,394,253	(d)	8,395,758

See accompanying notes to the unaudited pro forma condensed combined financial statements

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

1.	Basis of Pro Forma Presentation

The pro forma combined financial statements have been prepared for illustrative and informational purposes only and were prepared from the respective historical information of Unite Acquisition and Private Adaptin, and reflect adjustments to the historical information in accordance with the SEC Final Rule Release No. 33-10786 and in accordance with Article 11 of Regulation S-X of the Securities Exchange Act of 1934, as amended. We have accounted for the Merger in these pro forma condensed combined financial statements as a reverse recapitalization, in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 805 “Business Combinations” (“ASC 805”). In accordance with ASC 805, this is a capital transaction of Private Adaptin (the legal acquiree) and is the equivalent to the issuance of shares by Private Adaptin for the net monetary assets of Unite Acquisition, accompanied by a recapitalization.

Transaction Accounting Adjustments reflected in the pro forma combined balance sheet are based on items that are factually supportable and directly attributable to the business combination. Transaction Accounting Adjustments reflected in the pro forma combined statements of income are based on items that are factually supportable, directly attributable to the business combination and are expected to have a continuing impact on the combined results. The pro forma combined financial information does not reflect the cost of any integration activities or benefits from the business combination, including potential synergies that may be generated in future periods.

2.	Transaction Accounting Adjustments

The following Transaction Accounting Adjustments give effect to the Merger.

Pro Forma Combined Balance Sheet as of December 31, 2024

Note A	Derived from the balance sheet of Private Adaptin as of December 31, 2024, included elsewhere in this Amendment No. 1.

Note B	Derived from the balance sheet of Unite Acquisition as of December 31, 2024, filed with the SEC in the Unite Form 10-K.

Transaction Accounting Adjustments:

Note C

(a)	To record the $6,161,505 of gross proceeds received in connection with the Closings for which 1,400,342 Units are to be issued, with each Unit consisting of (i) one share of Common Stock, (ii) an A Warrant representing the right to purchase one share of Common Stock, and (iii) a B Warrant, representing the right to purchase one-half of a share of Common Stock.

(b)	To record the gain on extinguishment of $263,741 associated with the (i) the issuance of Pre-Merger Warrants with aggregate fair value of $247,906 and ii) conversion of the Bridge Notes with aggregate principal of $1,500,000, debt discount of $251,292, accrued interest of $134,875 and (iii) embedded derivatives with aggregate fair value of $544,957 into an aggregate of 495,417 shares of Unite Acquisition Common Stock with aggregate fair value of $1,416,893.

(c)	To give effect to the reverse recapitalization whereby Unite Acquisition will issue 3,249,999 shares of Unite Acquisition Common Stock to the shareholders of Private Adaptin in exchange for Private Adaptin’s historical common stock and additional paid-in capital. In connection with the Merger, the Unite Acquisition shareholder has agreed to cancel and retire 1,750,000 shares of Common Stock. Furthermore, to eliminate the historical accumulated deficit of Unite Acquisition of $274,557 as it has been deemed to be the accounting acquiree.

(d)	To give effect to an additional estimated $241,751 of Merger expenses to be incurred subsequent to December 31, 2024 with an offset to accrued expenses.

(e)	To record Offering costs in aggregate of $1,538,631 deducted against proceeds from the Offering to additional paid-in capital.

(f)	To record the reclassification of previously deferred financing costs in connection to the Offering of $193,876 to additional paid-in-capital. Furthermore, to record the repayment of a note payable and accrued interest thereon of $275,000 and $5,786, respectively, related to the Merger and Offering.

Pro Forma Combined Statement of Operations For The Year Ended December 31, 2024

Note A	Derived from the statement of operations of Private Adaptin for the year ended December 31, 2024, included elsewhere in this Amendment No. 1.

Note B	Derived from the statement of operations of Unite Acquisition for the year ended December 31, 2024, filed with the Unite Form 10-K.

Transaction Accounting Adjustments:

Note C

(a)	To record the $241,751 of estimated Merger expenses incurred subsequent to December 31, 2024. Furthermore, to eliminate interest expense related to a note payable fully repaid as a result of the Merger and Offering.

(b)	To record the gain on extinguishment of $263,741 associated with the (i) issuance of Pre-Merger Warrants with aggregate fair value of $247,906 and (ii) conversion of the Bridge Notes with aggregate principal of $1,500,000, debt discount of $251,292, accrued interest of $134,875 and (iii) embedded derivatives with aggregate fair value of $544,957 into an aggregate of 495,417 shares of Unite Acquisition Common Stock with aggregate fair value of $1,416,893.

(c)	To eliminate interest expense and amortization of debt discount related to the Bridge Notes extinguished in the transaction. Furthermore, to eliminate the historical loss on change in fair value of derivative liability and the historical loss on extinguishment.

(d)	The below table illustrates the adjustment to the weighted average shares outstanding used in the earnings per share calculations for the additional shares of Unite Acquisition Common Stock issued as consideration to the Private Adaptin stockholders, less the cancellation shares, plus the additional shares of Unite Acquisition Common Stock issued in connection with the Offering, shares of Unite Acquisition Common Stock issued in connection with the conversion of Bridge Notes less the historical outstanding Private Adaptin common stock.

For the Year Ended December 31, 2024	Weighted Average Number of Shares
Shares issued to shareholders of Private Adaptin	3,249,999
Unite Acquisition shares eliminated under share cancellation agreement	(1,750,000)
Shares issued in connection with the initial closing of the Offering	1,080,814
Shares issued in connection with the final closing of the Offering	319,528
Conversion of Bridge Notes	495,417
Private Adaptin historical shares exchanged	(1,505)
3,394,253